Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Elite Pharmaceuticals, Inc. (the “Registrant”) on Form 10-Q for the quarter ended December 31, 2018 filed with the Securities and Exchange Commission (the “Report”), I, Carter J Ward, Chief Financial Officer and Treasurer of the Registrant, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and,

Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 11, 2019	/s/ Carter J. Ward
Carter J. Ward
Chief Financial Officer of Elite Pharmaceuticals, Inc.
(Principal Accounting and Financial Officer)

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to Elite Pharmaceuticals, Inc. and will be retained by Elite Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.